UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2013

BLACKROCK KELSO CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

BlackRock Kelso Capital Corporation issued a press release on February 12, 2013. The Registrant’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit Number	Description

99.1	Press Release, dated as of February 12, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: February 12, 2013	By:	/s/ Corinne Pankovcin
Name: Corinne Pankovcin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of February 12, 2013